 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________

FORM 8-K

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2009

Edgewater Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square Wakefield, Massachusetts 01880

Registrant's telephone number, including area code: (781) 246-3343

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Compensation Arrangement Of Officer

On September 23, 2009, the Compensation Committee of the Board of Directors of Edgewater Technology, Inc. (the "Company"), in connection with the recent appointment of Timothy R. Oakes as the Company's interim Chief Financial Officer, approved an increase to Mr. Oakes' annual salary from $170,000 to $200,000.

Item 8.01. Other Events.

On September 25, 2009, the Company announced that its Board of Directors had approved an extension of the Company's stock repurchase program to September 23, 2010 (the "Extended Repurchase Program"). A copy of the press release issued by the Company concerning the Extended Repurchase Program is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press release dated September 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 25, 2009

Edgewater Technology, Inc.

By: /s/ TIMOTHY R. OAKES
Name: Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)